APRIL 30, 2002

ANNUAL REPORT



MID-CAP GROWTH FUND

INVESCO COUNSELOR SERIES FUNDS, INC.









"...MANY OF THE FUND'S HOLDINGS SUCCESSFULLY RESISTED THE SOFTNESS IN THE MARKET FOR GROWTH STOCKS."
SEE PAGE 3















[INVESCO ICON] INVESCO(R)

[PHOTOGRAPH OF MARK H. WILLIAMSON OMITTED]

MID-CAPS SHOW MOXIE IN A VOLATILE MARKET

FELLOW SHAREHOLDER:

The past year hasn't been easy for financial markets, but mid-cap stocks have proven their resilience. Even as investors wavered in the face of 9/11, Enron Corp's collapse, escalating tensions in the Middle East, and questions surrounding the likelihood of a profits recovery, most mid-caps managed to maintain their stock prices by the end of the period. Indeed, as measured by the Russell Midcap Index, the group fell only 0.70% during the one-year period ended April 30, 2002. In comparison, the S&P 500 Index, which emphasizes leading large-cap companies, lost 12.62%.*

How can we explain the relative strength of mid-caps through such a volatile period? As you know, different segments of the market prosper at various points during the economic cycle -- which is why it is so important to maintain a diversified portfolio. Mid-cap stocks, like small-caps, tend to fare particularly well in years marking the onset of an expansionary phase. And while the first half of the annual period could never be construed as expansionary, we've seen a great deal of economic improvement since the terrorist attacks. Productivity, gross domestic product growth, and activity in the crucial manufacturing sector all climbed in the second half of the fiscal year.

Against this backdrop, otherwise reluctant investors have recognized the value of putting assets to work in smaller stocks. These issues, including mid-caps, inherently possess more capacity for growth than large-cap firms. Therefore, when signs of an economic recovery begin to emerge -- as they have in recent months -- smaller companies are potentially positioned for significant gains. Furthermore, most analysts agree that mid-caps are more reasonably valued at this juncture than their large-cap counterparts, many of which reached heady levels during the boom of the late 1990s and are still suffering from a hangover effect.

These factors add up to a compelling case for mid-caps at a time when few investments have flourished. And you'll be pleased to read in this report that INVESCO Mid-Cap Growth Fund not only benefited from the second-half's upward trend, but also outperformed its benchmark for the period. While past performance is not a guarantee of future results, you can be sure that we will continue to aim for this level of excellence going forward.

Sincerely,

/s/ Mark H. Williamson

Mark H. Williamson
Chairman and CEO, INVESCO Funds Group, Inc.

*THE RUSSELL MIDCAP INDEX IS AN UNMANAGED VALUE-WEIGHTED STOCK INDEX THAT TRACKS THE CONTINUOUS TOTAL RETURN PERFORMANCE OF THE SECURITIES OF THE SMALLEST 800 COMPANIES IN THE RUSSELL 1000 INDEX. THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE PERFORMANCE OF THESE INDEXES DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH MUTUAL FUNDS. INVESTORS CANNOT INVEST DIRECTLY IN ANY INDEX.

"THROUGHOUT THE YEAR, THE FUND'S EMPHASIS ON CORE MID-CAP GROWTH FRANCHISES CONTINUED TO TRANSLATE INTO STRONG RELATIVE PERFORMANCE."

--PAGE 3

TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN.............................................1
YOUR FUND'S REPORT...................................................3
MARKET HEADLINES.....................................................6
INVESTMENT HOLDINGS..................................................8
FINANCIAL STATEMENTS................................................11
NOTES TO FINANCIAL STATEMENTS.......................................14
FINANCIAL HIGHLIGHTS................................................18
OTHER INFORMATION...................................................20

                           INVESCO MID-CAP GROWTH FUND
                      TOTAL RETURN, PERIODS ENDED 4/30/02*

                                  Cumulative
Fund (Inception)                   6 months        1 year        Since Inception
--------------------------------------------------------------------------------
MID-CAP GROWTH FUND-
INSTITUTIONAL CLASS (9/98)           18.38%         1.08%           15.03%+
--------------------------------------------------------------------------------
MID-CAP GROWTH FUND-CLASS A
(WITH SALES LOAD) (10/01)            11.73%          N/A            19.70%
--------------------------------------------------------------------------------
MID-CAP GROWTH FUND-CLASS A (10/01)  18.28%          N/A            26.69%
--------------------------------------------------------------------------------
MID-CAP GROWTH FUND-CLASS B
(WITH CDSC) (10/01)                  12.94%          N/A            20.93%
--------------------------------------------------------------------------------
MID-CAP GROWTH FUND-CLASS B (10/01)  17.94%          N/A            25.93%
--------------------------------------------------------------------------------
MID-CAP GROWTH FUND-CLASS C
(WITH CDSC) (10/01)                  16.78%          N/A            24.76%
--------------------------------------------------------------------------------
MID-CAP GROWTH FUND-CLASS C (10/01)  17.78%          N/A            25.76%
--------------------------------------------------------------------------------

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS A PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.50%. THE FUNDS' CLASS B AND CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIODS SHOWN. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC OF CLASS C SHARES IS 1% FOR THE FIRST 13 MONTHS AFTER PURCHASE. THE PERFORMANCE OF THE FUND'S INSTITUTIONAL CLASS, CLASS A, CLASS B AND CLASS C SHARES WILL DIFFER DUE TO THE DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

MID-CAP GROWTH FUND-INSTITUTIONAL CLASS IS THE SUCCESSOR OF THE PELL-RUDMAN MID-CAP GROWTH PORTFOLIO PURSUANT TO A REORGANIZATION THAT OCCURRED ON OCTOBER 2, 2001.

+AVERAGE ANNUALIZED

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

PERFORMANCE INFORMATION PROVIDED IN THIS REPORT DOES NOT REFLECT THE DEDUCTION OF TAXES SHAREHOLDERS PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

YOUR FUND'S REPORT

MID-CAP GROWTH FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The past year saw uncertainty spike to new highs, as investors were forced to contend with a slowing economy, terrorist attacks on domestic soil, and increased tensions in the Middle East. During times of uncertainty, investors often abandon investments that offer more potential for risk and reward in favor of investments believed to be more stable. The past year was no exception as investors rotated into bonds as well as into stock market sectors regarded as more defensive. Consequently, growth stocks, particularly technology and telecommunications companies, endured a difficult year.

But we are pleased to report that many of the fund's holdings successfully resisted the softness in the market for growth stocks. And while the fund's benchmark, the Russell Midcap Growth Index, declined 15.01%, for the one-year period ended April 30, 2002, the value of INVESCO Mid-Cap Growth Fund-Institutional Class shares gained 1.08% during that same period. Performance strengthened in the second half of the fund's fiscal period, the six-months ended April 30, 2002, with the fund gaining 18.38% compared to 6.97% for the Russell Midcap Growth Index (and an anemic 2.31% for the S&P 500 Index). (Of course, past performance is not a guarantee of future results.)(1),(2) For performance of other share classes, please see page 2.

LINE GRAPH: INVESCO MID-CAP GROWTH FUND - INSTITUTIONAL CLASS
              GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Mid-Cap Growth Fund - Institutional Class to the value of a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (9/98) through 4/30/02.

        INVESCO MID-CAP GROWTH FUND -
        INSTITUTIONAL CLASS                     RUSSELL MIDCAP GROWTH INDEX(2)

9/98    $10,000                                 $10,000
4/99    $12,750                                 $13,899
4/00    $19,060                                 $21,268
4/01    $16,468                                 $15,000
4/02    $16,646                                 $12,749

EMPHASIS ON CORE FRANCHISES PAID OFF

Throughout the year, the fund's emphasis on core mid-cap growth companies continued to translate into strong relative performance. This was most evident in the fund's technology holdings. With the broad tech sector suffering from depressed corporate demand and excessive inventories, investors rotated out of the sector believing that the group's prices were too high given its generally poor fundamental outlook. Conversely, our tech holdings performed much better than the group as a whole, particularly during the second half of the period. Standouts included our analog circuit designer, Maxim Integrated Products, as well as Internet travel service Expedia Inc. Expedia declined sharply in the wake of the September 11 terrorist attacks, as investors worried about how the travel industry would be affected. But investors quickly recognized the selling was overdone, and the stock rebounded dramatically during the fourth quarter and into 2002.

The fund's overweight exposure to industrials also supported our showing, with defense-related telecommunications company L-3 Communications Holdings, which makes the "black box" for airplanes among other interesting business lines, performing well. Donaldson Co, a leading manufacturer of filtration devices, also contributed strongly to results, as did Apollo Group, the adult education company that owns the University of Phoenix. Apollo's performance was noteworthy as it continued to enjoy strong enrollment trends, and apparently benefited from the uptick in unemployment.

--------------------------------------------------------------------------------
                              MID-CAP GROWTH FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 4/30/02
--------------------------------------------------------------------------------
Microchip Technology.....................................................3.41%
Affiliated Computer Services Class A Shrs................................3.17%
Apollo Group Class A Shrs................................................3.17%
BISYS Group..............................................................3.12%
Maxim Integrated Products................................................2.89%
Weatherford International................................................2.88%
Linear Technology........................................................2.83%
USA Networks.............................................................2.82%
TCF Financial............................................................2.79%
First Health Group.......................................................2.76%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

STRONG SPENDING TRENDS SUPPORTED CONSUMER STOCKS

Elsewhere, although the period experienced a soft business climate overall, consumer spending remained healthy, and our focus on core consumer franchises -- both in the discretionary and staples sectors -- helped the fund's relative performance. In the consumer discretionary sector, the fund's specialty retailers, including Bed Bath & Beyond, performed well. And the fund's media holdings, including Univision Communications and USA Networks, also outperformed despite a poor market for companies that derive a significant sum of revenues from advertising.

Other areas of strength included the fund's financial services exposure and its energy holdings, the latter group rallying sharply during the last six months as prices of the underlying commodities rose and inventories declined.

LINE GRAPH: INVESCO MID-CAP GROWTH FUND - CLASS A GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Mid-Cap Growth Fund - Class A to the value of a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Mid-Cap Growth Fund - Class A, inclusion of sales charge, for the period from inception (10/01) through 4/30/02.

      INVESCO MID-CAP GROWTH FUND - CLASS A     RUSSELL MIDCAP GROWTH INDEX(2)

10/01 $10,000                                   $10,000
4/02  $11,970                                   $11,983

LINE GRAPH: INVESCO MID-CAP GROWTH FUND - CLASS B GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Mid-Cap Growth Fund - Class B to the value of a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Mid-Cap Growth Fund - Class B, inclusion of contingent deferred sales charge, for the period from inception (10/01) through 4/30/02.

      INVESCO MID-CAP GROWTH FUND - CLASS B     RUSSELL MIDCAP GROWTH INDEX(2)

10/01 $10,000                                   $10,000
4/02  $12,093                                   $11,983

FUND MANAGEMENT

[PHOTOGRAPH OF TIMOTHY J. MILLER OMITTED]

TIMOTHY J. MILLER, CFA
CHIEF INVESTMENT OFFICER

TIM MILLER IS LEAD MANAGER OF INVESCO MID-CAP GROWTH FUND. HE ALSO SERVES AS INVESCO'S CHIEF INVESTMENT OFFICER AND LEADS THE INVESCO FUNDS GROWTH INVESTMENT MANAGEMENT TEAM. WITH MORE THAN 20 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE, TIM HAS BEEN INVESTING IN MID-CAP GROWTH STOCKS SINCE 1993. TIM HOLDS AN MBA FROM THE UNIVERSITY OF MISSOURI-ST. LOUIS AND A BSBA FROM ST. LOUIS UNIVERSITY. HE IS ALSO A CHARTERED FINANCIAL ANALYST CHARTERHOLDER. PRIOR TO JOINING INVESCO FUNDS GROUP, TIM WAS ASSOCIATED WITH MISSISSIPPI VALLEY ADVISORS FOR 13 YEARS, WHERE HE WAS AN ANALYST AND PORTFOLIO MANAGER.

TELECOM SECTOR UNDERPERFORMED

Underperforming groups included the fund's telecommunications holdings, an area that was hurt by economic worries, weak demand, and poor investor sentiment. The telecom services group ranked among the market's worst performers as several participants in the sector wrestled with excessive capacity, burdensome debt, and inhospitable capital markets. Indeed, several competitors in the group were forced to restructure.

FOCUSING ON STRONG MID-CAP GROWTH OPPORTUNITIES

Looking ahead, we continue to be encouraged by the financial stability of the fund's holdings. Although this year has been challenging for mid-cap growth investors, the dominant market share, solid balance sheets, and leading products of these core companies have resulted in the fund performing quite well in rallies, while falling less during corrective bouts.

Given recent news on the economy and from the companies themselves, we have every reason to believe that our holdings are well positioned as we move ahead.

LINE GRAPH: INVESCO MID-CAP GROWTH FUND - CLASS C GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Mid-Cap Growth Fund - Class C to the value of a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Mid-Cap Growth Fund - Class C, inclusion of contingent deferred sales charge, for the period from inception (10/01) through 4/30/02.

      INVESCO MID-CAP GROWTH FUND - CLASS C     RUSSELL MIDCAP GROWTH INDEX(2)

10/01 $10,000                                   $10,000
4/02  $12,476                                   $11,983

PIE CHART:  MID-CAP GROWTH FUND
            INDUSTRY BREAKDOWN
            AS OF 4/30/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Semiconductors......................12.90%
            IT Consulting & Services.............6.30%
            Data Processing Services.............5.66%
            Diversified Financial Services.......4.58%
            Managed Health Care..................4.44%
            Banks................................4.41%
            Broadcasting-Radio/TV................4.34%
            Pharmaceuticals......................4.26%
            Oil & Gas Equipment & Services.......3.91%
            Health Care Equipment................3.27%
            Other Industries....................41.34%
            Net Cash & Cash Equivalents..........4.59%

(1) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(2) THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE PERFORMANCE OF THESE INDEXES DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH MUTUAL FUNDS INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

MARKET HEADLINES

MARKET OVERVIEW

MAY 2001 THROUGH APRIL 2002

Following an energetic rally in April 2001, conditions became subdued in May as concerns over weak corporate earnings surfaced. Through late spring and into the summer months, the economy only worsened, weighed down by bad news from a number of market leaders.

All the while, the Federal Reserve was entrenched in an easing campaign that saw the central bank lower its target for the federal funds rate seven times from the beginning of January 2001 through the end of August. Consequently, bonds ranked among the best-performing asset classes. On top of the Fed's monetary stimulus, the Bush administration took fiscal measures to further stimulate the economy, implementing federal tax rebates. By the end of the summer, data indicated these measures were beginning to take hold, and stock markets began to stabilize.

Then came the horrific events of September 11. The stock market's unfavorable reaction to an uncertain environment is well known, and the attacks understandably heightened investors' wariness. Meanwhile, many businesses took an unexpected blow -- most notably airlines, insurers, and growth companies hurt by the sudden rotation into more defensive investments. As the country and its financial markets attempted to digest the unprecedented tragic events, the third quarter concluded as the worst three-month period for stocks since the fall of 1987.

Bonds, on the other hand, were aided by investors' anxiety over the struggling stock market -- which spurred a flight to investments believed to be "safe havens." Among the beneficiaries of this trend were Treasuries, municipal bonds, and investment-grade corporate bonds. Some stocks in more defensive areas, such as health care and consumer staples, also managed to weather the downturn admirably.

Market tone improved dramatically in October, as the successful U.S. military action in Afghanistan and another Fed rate cut offset the concern accompanying a rash of anthrax scares. With confidence in our financial system and government growing by the day, stocks -- particularly growth and technology stocks -- rallied as investors recognized that the monetary and fiscal stimuli that had led to economic improvement just prior to the attacks were still in place. Over and above these encouraging measures, however, were increased government spending and lower energy prices, two new positive developments since the terrorist attacks.

As the fourth quarter progressed, market tone continued to improve as the allied forces enjoyed several quick and meaningful successes in the war on terrorism. Back home, positive statements from a number of companies suggesting they had started to see business activity increase also spurred investors to seek more aggressive investments. Meanwhile, the market's improving risk tolerance pressured bonds of higher credit quality, and the yield curve steepened as investors became more hopeful about the months ahead. The Fed continued its easing cycle, cutting interest rates once again in November.

Although the stock market's upswing lost momentum in December, optimism persisted as the year ended. Additional evidence that the economy had bottomed in September surfaced during December. Most notably, consumer confidence improved significantly, and the National Association of Purchasing Managers' report (renamed the Institute for Supply Management report in 2002) reached its highest level of 2001. The Fed implemented its final rate cut of the year -- the 11th of 2001 -- bringing the federal funds rate to a low of 1.75%. But in negative news, influential energy trading giant Enron Corp announced bankruptcy as questionable accounting practices undermined its business and investor support.

The Enron debacle proved to be injurious to the entire market in January, which began on a positive note and then fell prey to growing concerns over accounting methods in general.

Yet the stream of positive economic data continued. And, after a weak February, optimism about the economy and corporate earnings gained momentum in March. In this environment, the Federal Reserve shifted its monetary policy stance to a more neutral bias, igniting speculation over when tightening measures might be taken.

Unfortunately, all of March's gains were soon lost in the following month, which proved to be one of the worst Aprils the U.S. stock market had seen in years. Although first-quarter earnings reports generally met expectations, headlines detailing new accounting irregularities and a handful of high-profile earnings misses dampened investors' previously positive mood. Nevertheless, strong first-quarter gross domestic product growth of 5.8% and a solid consumer confidence reading at month-end continued the positive flow of economic news.

All told, it was a period of fits and starts reflecting the global economy's struggle to work its way out of a protracted downturn. Nonetheless, the overriding themes were resilience in the face of 9/11 and movement toward recovery. Most analysts believe that 2002 will continue to see economic improvements and perhaps the materialization of a sustained profits recovery.

"BY THE END OF THE SUMMER, DATA INDICATED THESE MEASURES WERE BEGINNING TO TAKE HOLD, AND STOCK MARKETS BEGAN TO STABILIZE."

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO COUNSELOR SERIES FUNDS, INC.
APRIL 30, 2002

                                                       SHARES OR
                                                       PRINCIPAL
%      DESCRIPTION                                        AMOUNT          VALUE
--------------------------------------------------------------------------------
MID-CAP GROWTH FUND
97.47  COMMON STOCKS & WARRANTS
1.92   AEROSPACE & DEFENSE
       L-3 Communications Holdings(a)                      1,000     $  127,780
================================================================================
0.25   ALTERNATIVE CARRIERS
       Time Warner Telecom Class A Shrs(a)                 4,400         16,588
================================================================================
2.28   APPAREL RETAIL
       TJX Cos                                             3,480        151,658
================================================================================
1.76   APPLICATION SOFTWARE
       BEA Systems(a)                                      3,700         39,664
       Intuit Inc(a)                                       1,600         62,688
       Rational Software(a)                                1,000         14,570
================================================================================
                                                                        116,922
4.51   BANKS
       Northern Trust                                      2,070        109,958
       TCF Financial                                       3,640        189,462
================================================================================
                                                                        299,420
0.75   BIOTECHNOLOGY
       Gilead Sciences(a)                                  1,600         49,792
================================================================================
4.43   BROADCASTING -- RADIO/TV
       Entercom Communications Class A Shrs(a)             2,590        135,327
       Univision Communications Class A Shrs(a)            3,975        158,841
================================================================================
                                                                        294,168
2.88   CABLE & SATELLITE OPERATORS
       USA Networks(a)                                     6,390        191,125
================================================================================
1.91   COMPUTER STORAGE & PERIPHERALS
       Brocade Communications Systems(a)                   3,180         81,376
       Network Appliance(a)                                2,600         45,370
================================================================================
                                                                        126,746
0.90   CONSUMER FINANCE
       Capital One Financial                               1,000         59,890
================================================================================
5.78   DATA PROCESSING SERVICES
       Concord EFS(a)                                      4,134        130,733
       Fiserv Inc(a)                                       2,947        131,024
       Paychex Inc                                         3,275        122,256
================================================================================
                                                                        384,013
4.68   DIVERSIFIED FINANCIAL SERVICES
       Ambac Financial Group                               2,592        162,933
       Moody's Corp                                        1,600         69,728
       Neuberger Berman                                    1,800         78,210
================================================================================
                                                                        310,871

                                                       SHARES OR
                                                       PRINCIPAL
%      DESCRIPTION                                        AMOUNT          VALUE
--------------------------------------------------------------------------------

3.24   EDUCATION SERVICES
       Apollo Group Class A Shrs(a)                        5,605     $  214,896
================================================================================
0.61   ELECTRICAL COMPONENTS & EQUIPMENT
       SPX Corp(a)                                           300         40,395
================================================================================
1.57   ELECTRONIC EQUIPMENT & INSTRUMENTS
       Flextronics International Ltd(a)                    7,520        104,152
================================================================================
0.95   EMPLOYMENT SERVICES
       Robert Half International(a)                        2,400         63,024
================================================================================
2.76   FOOD RETAIL
       Whole Foods Market(a)                               3,920        183,299
================================================================================
2.21   GENERAL MERCHANDISE STORES
       BJ's Wholesale Club(a)                              3,290        146,833
================================================================================
1.94   HEALTH CARE DISTRIBUTORS & SERVICES
       Lincare Holdings(a)                                 2,450         77,126
       Patterson Dental(a)                                 1,125         51,863
================================================================================
                                                                        128,989
3.34   HEALTH CARE EQUIPMENT
       Laboratory Corp of America Holdings(a)              1,500        148,800
       Zimmer Holdings(a)                                  2,100         72,891
================================================================================
                                                                        221,691
2.30   INDUSTRIAL MACHINERY
       Donaldson Co                                        3,540        152,751
================================================================================
0.57   INTEGRATED OIL & GAS
       Murphy Oil                                            400         37,740
================================================================================
1.67   INTERNET SOFTWARE & SERVICES
       Expedia Inc Class A Shrs(a)                         1,200         97,003
       Expedia Inc Warrants (Exp 2009)(a)                    307         14,122
================================================================================
                                                                        111,125
0.98   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Legg Mason                                          1,300         65,312
================================================================================
6.43   IT CONSULTING & SERVICES
       Affiliated Computer Services Class A Shrs(a)        3,980        215,199
       BISYS Group(a)                                      6,200        212,040
================================================================================
                                                                        427,239
1.30   LIFE & HEALTH INSURANCE
       AFLAC Inc                                           2,890         86,411
================================================================================
4.54   MANAGED HEALTH CARE
       Caremark Rx(a)                                      5,300        113,950
       First Health Group(a)                               6,460        187,340
================================================================================
                                                                        301,290
1.76   MOTORCYCLE MANUFACTURERS
       Harley-Davidson Inc                                 2,210        117,108
================================================================================


                                                           SHARES OR
                                                           PRINCIPAL
%      DESCRIPTION                                            AMOUNT                 VALUE
-------------------------------------------------------------------------------------------

0.92   OIL & GAS DRILLING
       Nabors Industries(a)                                      1,340          $   61,037
===========================================================================================
4.00   OIL & GAS EQUIPMENT & SERVICES
       Smith International(a)                                    1,000              70,050
       Weatherford International(a)                              3,920             195,490
===========================================================================================
                                                                                   265,540
1.42   OIL & GAS EXPLORATION & PRODUCTION
       Apache Corp                                               1,100              64,163
       Kerr-McGee Corp                                             500              29,900
===========================================================================================
                                                                                    94,063
4.35   PHARMACEUTICALS
       AmerisourceBergen Corp                                    2,095             162,362
       Forest Laboratories(a)                                    1,640             126,510
===========================================================================================
                                                                                   288,872
0.94   SEMICONDUCTOR EQUIPMENT
       Teradyne Inc(a)                                           1,900              62,605
===========================================================================================
13.18  SEMICONDUCTORS
       Altera Corp(a)                                            8,050             165,508
       Linear Technology                                         4,945             192,163
       Maxim Integrated Products(a)                              3,935             195,963
       Microchip Technology(a)                                   5,200             231,400
       Xilinx Inc(a)                                             2,400              90,624
===========================================================================================
                                                                                   875,658
2.22   SPECIALTY STORES
       Bed Bath & Beyond(a)                                      3,970             147,565
===========================================================================================
0.81   SYSTEMS SOFTWARE
       VERITAS Software(a)                                       1,900              53,846
===========================================================================================
1.41   TRUCKING
       CH Robinson Worldwide                                     2,976              93,655
===========================================================================================
       TOTAL COMMON STOCKS & WARRANTS (COST $5,503,024)                          6,474,069
===========================================================================================
2.53   SHORT-TERM INVESTMENTS-- REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated
         4/30/2002 due 5/1/2002 at 1.850%, repurchased
         at $168,009 (Collateralized by Fannie Mae,
         Notes, due 8/15/2004 at 6.500%, value $172,020)
         (Cost $168,000)                                   $     168,000           168,000
===========================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $5,671,024)                                                        $6,642,069
===========================================================================================

(a)   Security is non-income producing.

See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO COUNSELOR SERIES FUNDS, INC.
APRIL 30, 2002

                                                                        MID-CAP
                                                                         GROWTH
                                                                           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                       $  5,671,024
================================================================================
  At Value(a)                                                      $  6,642,069
Cash                                                                        604
Receivables:
  Investment Securities Sold                                              2,364
  Fund Shares Sold                                                      157,547
  Dividends and Interest                                                    861
Prepaid Expenses and Other Assets                                        15,899
================================================================================
TOTAL ASSETS                                                          6,819,344
================================================================================
LIABILITIES
Accrued Distribution Expenses
  Class A                                                                   701
  Class B                                                                   844
  Class C                                                                   343
Accrued Expenses and Other Payables                                      31,601
================================================================================
TOTAL LIABILITIES                                                        33,489
================================================================================
NET ASSETS AT VALUE                                                $  6,785,855
================================================================================
NET ASSETS
Paid-in Capital(b)                                                 $  7,918,985
Accumulated Undistributed Net Realized Loss on
  Investment Securities                                              (2,104,175)
Net Appreciation of Investment Securities                               971,045
================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding              $  6,785,855
================================================================================
NET ASSETS AT VALUE:
  Institutional Class                                              $  2,537,890
================================================================================
  Class A                                                          $  2,626,955
================================================================================
  Class B                                                          $  1,106,081
================================================================================
  Class C                                                          $    514,929
================================================================================
Shares Outstanding
  Institutional Class                                                   169,900
  Class A                                                               175,710
  Class B                                                                74,413
  Class C                                                                34,693
================================================================================
NET ASSET VALUE PER SHARE:
  Institutional Class, Offering and Redemption Price per Share     $      14.94
  Class A
    Redemption Price per Share                                     $      14.95
    Offering Price per Share (Maximum sales charge of 5.50%)       $      15.82
  Class B, Offering and Redemption Price per Share                 $      14.86
  Class C, Offering and Redemption Price per Share                 $      14.84
================================================================================

(a) Investment securities at cost and value at April 30, 2002 includes a repurchase agreement of $168,000.

(b) INVESCO Counselor Series Funds, Inc. have 4 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 800 million have been allocated to Mid-Cap Growth Fund: 200 million to each Class.

See Notes to Financial Statements


STATEMENT OF OPERATIONS
INVESCO COUNSELOR SERIES FUNDS, INC.
YEAR ENDED APRIL 30, 2002 (NOTE 1)

                                                                                 MID-CAP
                                                                                  GROWTH
                                                                                    FUND
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                                   $     21,685
Interest                                                                           6,471
=========================================================================================
  TOTAL INCOME                                                                    28,156
=========================================================================================
EXPENSES
Investment Advisory Fees                                                         120,910
Distribution Expenses - Class A                                                    2,877
Distribution Expenses - Class B                                                    2,728
Distribution Expenses - Class C                                                    1,032
Transfer Agent Fees - Institutional Class                                         22,539
Transfer Agent Fees - Class A                                                      1,183
Transfer Agent Fees - Class B                                                        491
Transfer Agent Fees - Class C                                                        375
Administrative Services Fees                                                      36,415
Custodian Fees and Expenses                                                        8,237
Directors' Fees and Expenses                                                       1,012
Interest Expenses                                                                    980
Professional Fees and Expenses                                                    42,299
Registration Fees and Expenses - Institutional Class                              12,883
Reports to Shareholders                                                           33,050
Other Expenses                                                                     3,475
=========================================================================================
  TOTAL EXPENSES                                                                 290,486
  Fees and Expenses Absorbed by Investment Adviser - Institutional Class        (107,744)
  Fees and Expenses Absorbed by Investment Adviser - Class A                     (11,885)
  Fees and Expenses Absorbed by Investment Adviser - Class B                      (4,799)
  Fees and Expenses Absorbed by Investment Adviser - Class C                      (2,216)
  Fees and Expenses Paid Indirectly                                                 (218)
=========================================================================================
    NET EXPENSES                                                                 163,624
=========================================================================================
NET INVESTMENT LOSS                                                             (135,468)
=========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                                       (39,450)
Change in Net Appreciation/Depreciation of Investment Securities              (1,601,251)
=========================================================================================
NET LOSS ON INVESTMENT SECURITIES                                             (1,640,701)
=========================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                                  $ (1,776,169)
=========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
MID-CAP GROWTH FUND

                                                                      YEAR ENDED APRIL 30
-----------------------------------------------------------------------------------------------
                                                                   2002                 2001
                                                                (Note 1)

OPERATIONS
Net Investment Loss                                        $    (135,468)       $     (175,909)
Net Realized Loss                                                (39,450)             (796,381)
Change in Net Appreciation/Depreciation                       (1,601,251)           (2,135,538)
===============================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                    (1,776,169)           (3,107,828)
===============================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class                                                    0            (1,871,316)
Return of Capital - Institutional Class                                0              (116,990)
===============================================================================================
TOTAL DISTRIBUTIONS                                                    0            (1,988,306)
===============================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Institutional Class                                          1,199,412             6,632,010
  Class A                                                      2,532,399                    --
  Class B                                                      1,061,283                    --
  Class C                                                        718,705                    --
Reinvestment of Distributions - Institutional Class                    0             1,799,677
===============================================================================================
                                                               5,511,799             8,431,687
Amounts Paid for Repurchases of Shares
  Institutional Class                                        (16,398,485)           (1,296,614)
  Class A                                                        (75,190)                   --
  Class B                                                            (24)                   --
  Class C                                                       (217,592)                   --
===============================================================================================
                                                             (16,691,291)           (1,296,614)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                               (11,179,492)            7,135,073
===============================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (12,955,661)            2,038,939
NET ASSETS
Beginning of Period                                           19,741,516            17,702,577
===============================================================================================
End of Period                                              $   6,785,855        $   19,741,516
===============================================================================================

         -----------------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold
  Institutional Class                                             81,292               361,810
  Class A                                                        180,865                    --
  Class B                                                         74,415                    --
  Class C                                                         50,055                    --
Reinvestment of Distributions - Institutional Class                    0               116,404
===============================================================================================
                                                                 386,627               478,214
Shares Repurchased
  Institutional Class                                         (1,246,928)              (72,870)
  Class A                                                         (5,155)                   --
  Class B                                                             (2)                   --
  Class C                                                        (15,362)                   --
===============================================================================================
                                                              (1,267,447)              (72,870)
NET INCREASE (DECREASE) IN FUND SHARES                          (880,820)              405,344
===============================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

INVESCO COUNSELOR SERIES FUNDS, INC. -- MID-CAP GROWTH FUND

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Counselor Series Funds, Inc. is incorporated in Maryland and presently consists of four separate Funds: Advantage Fund, Advantage Global Health Sciences Fund, Global
Growth Fund and Mid-Cap Growth Fund (formerly Pell Rudman Mid-Cap Growth Portfolio, hereafter referred to as the "Fund"). The other funds are presented in a separate report to shareholders. The investment objective of the Fund is to seek capital appreciation by investing in companies with medium size market capitalizations. INVESCO Counselor Series Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

At a special meeting held on September 14, 2001, shareholders approved an Agreement and Plan of Reorganization and Liquidation by which Pell Rudman Mid-Cap Growth Portfolio reorganized into the Fund. Effective October 2, 2001, prior shareholders of the Pell Rudman Mid-Cap Growth Portfolio received Institutional Class shares of the Fund. Effective October 2, 2001, the Fund began offering Class A, Class B and Class C shares and Class K shares were effective December 31, 2001.

Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class B shares and Class C shares are subject to a contingent deferred sales charge paid by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions. Certain prior year information has been restated to conform to current year presentation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis.

The Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended April 30, 2002, there were no such investments by the Fund.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

E. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

During the current fiscal year, the Fund adopted the revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENTS COMPANIES, which requires disclosure of tax components. The tax components of the Fund at April 30, 2002 include:

   Cost of Investments for Tax Purposes                           $  5,687,257
                                                                  ==============

   Gross Tax Unrealized Appreciation                              $  1,599,550
   Gross Tax Unrealized Depreciation                                   644,738
                                                                  --------------
   Net Tax Appreciation on Investments                            $    954,812
                                                                  ==============
   Accumulated Capital Loss Carryovers                            $  2,087,942

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals.

Capital loss carryovers expire in the year 2010. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States and federal income tax purposes, permanent and temporary differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. The Fund reclassified $135,468 of net operating loss to paid-in capital.

F. EXPENSES -- The Fund or Class bears expenses incurred specifically on its behalf and, in addition, the Fund or Class bears a portion of general expenses, based on the relative net assets of each Class.

Under an agreement between the Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses paid indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 1.00% of average net assets. Prior to October 2, 2001, Pell Rudman Trust Company, N.A., an affiliate of Old Mutual (US) Holdings, Inc. served as the Fund's investment adviser. As compensation for its services to the Fund, Pell Rudman Trust Company, N.A., received an investment advisory fee based on the annual rate of 1.00% of average daily net assets.

A master distribution plan and agreement for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Act (the "Plans") provides for compensation of certain promotional and other sales related costs to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG. Effective October 2, 2001, the Fund is governed by this master distribution plan and agreement. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. Any unreimbursed expenses IDI incurs with respect to Class A and Class C shares in any fiscal year can not be recovered in subsequent years. For the period ended April 30, 2002, amounts paid to the Distributor were as follows:


FUND                                       CLASS A        CLASS B        CLASS C
--------------------------------------------------------------------------------
Mid-Cap Growth Fund                      $   2,176      $   1,883      $     688


If the Class B Plan is terminated, the Board of Directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the period ended April 30, 2002, for Class B were as follows:

                                                            DISTRIBUTOR'S   DISTRIBUTOR'S
                                                                AGGREGATE    UNREIMBURSED
                                                             UNREIMBURSED   EXPENSES AS %
                                         AMOUNT RETAINED         EXPENSES   OF NET ASSETS
FUND                                      BY DISTRIBUTOR       UNDER PLAN        OF CLASS
-----------------------------------------------------------------------------------------
MID-CAP GROWTH FUND
  Class B Plan                                   $ 2,643         $ 24,310           2.20%

Prior to October 2, 2001, Funds Distributor, Inc. provided distribution services to the Fund at no cost.

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Prior to October 2, 2001, the Fund paid SEI Investments Mutual Funds Services ("SEI"), such transfer agent fees through the Fund's Administration Agreement.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. Prior to October 2, 2001, in accordance with the prior Administration Agreement the Fund paid SEI, 0.073% per annum of the average daily net assets of the Fund and an annual base fee of $54,500. From May 1, 2001 to October 1, 2001, the Fund paid SEI $28,662.


IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by the Fund for the period of October 2, 2001 to April 30, 2002. For the period from May 1, 2001 to October 1, 2001, Pell Rudman Trust Company, N.A., voluntarily agreed to waive a portion of its advisory fees and to assume expenses if necessary, in order to keep the Fund's total annual operating expenses, after the effect of interest, taxes, brokerage commissions and extraordinary expenses, from exceeding 1.30% of average daily net assets.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended April 30, 2002, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $2,732,218 and $14,008,821, respectively.

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or IDI.

Effective October 2, 2001, the Fund has adopted an unfunded retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001. The Fund will be eligible to participate in the retirement plan effective October 2, 2002.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 5 -- SECURITIES LOANED. Effective October 2, 2001, the Fund has entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Fund receives annual income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. During the year ended April 30, 2002, there were no such securities lending arrangements for the Fund.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Prior to reorganization, the Fund did not participate in an interfund lending agreement. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. For the period of October 2, 2001 to April 30, 2002, the Fund borrowed cash at a weighted average rate of 2.25% and interest expenses amounted to $906.

NOTE 7 -- LINE OF CREDIT. Effective December 10, 2001, the Fund has available a Redemption Line of Credit Facility ("RLOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The RLOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. Prior to October 2, 2001, the Fund, along with other UAM Funds Trust, entered into an agreement which enabled the Fund to participate in a $100 million unsecured line of credit with several banks for temporary purposes to fund redemption of investors shares. During the year ended April 30, 2002, there were no such borrowings for the fund.

NOTE 8 --CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC fee. CDSC may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the period ended April 30, 2002, the Distributor did not receive a CDSC from shareholder redemptions for Class A, Class B and Class C shares.

NOTE 9 -- SUBSEQUENT EVENT. At a special meeting to be held on July 18, 2002, shareholders of the Fund will vote on an Agreement and Plan of Reorganization and Termination, providing for the conversion of the Fund from a separate series of INVESCO Counselor Series Funds, Inc. to a separate series of INVESCO Stock Funds, Inc.

        ----------------------------------------------------------------


REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of

INVESCO Counselor Series Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Mid-Cap Growth Fund (formerly Pell Rudman Mid-Cap Growth Portfolio) one of the portfolios constituting INVESCO Counselor Series Funds, Inc. (hereafter referred to as the "Fund"), at April 30, 2002, the results of operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
May 31, 2002

FINANCIAL HIGHLIGHTS

MID-CAP GROWTH FUND -- INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                         PERIOD
                                                                                                                          ENDED
                                                                                         YEAR ENDED APRIL 30           APRIL 30
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    2002         2001         2000         1999(a)

PER SHARE DATA
Net Asset Value--Beginning of Period                                            $    14.78   $    19.03   $    12.76   $    10.00
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                                  (0.38)       (0.13)       (0.12)       (0.02)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)                    0.54        (2.38)        6.41         2.78
===================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                      0.16        (2.51)        6.29         2.76
===================================================================================================================================
Less Dividends and Distributions                                                      0.00         1.64         0.02         0.00
Tax Return of Capital                                                                 0.00         0.10         0.00         0.00
===================================================================================================================================
TOTAL DISTRIBUTIONS                                                                   0.00         1.74         0.02         0.00
===================================================================================================================================
Net Asset Value--End of Period                                                  $    14.94   $    14.78   $    19.03   $    12.76
===================================================================================================================================

TOTAL RETURN                                                                         1.08%      (13.60%)      49.49%      27.50%(b)

RATIOS
Net Assets--End of Period ($000 Omitted)                                        $    2,538   $   19,742   $   17,703   $    6,185
Ratio of Expenses to Average Net Assets(c)(d)                                        1.30%        1.30%        1.31%       1.30%(e)
Ratio of Net Investment Loss to Average Net Assets(d)                               (1.06%)      (0.90%)      (0.95%)    (0.68%)(e)
Portfolio Turnover Rate                                                                23%          41%          42%         24%(b)

(a) From September 10, 1998, commencement of investment operations, to April 30, 1999.

(b) Based on operations for the period shown and, accordingly, is not representative of a full year.

(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(d) Various expenses of the Class were voluntarily absorbed by IFG for the period of October 2, 2001 to April 30, 2002 and by Pell Rudman Trust Company, N.A. for the period of May 1, 2001 to October 1, 2001, representing the year ended April 30, 2002. Years ended April 30, 2001 and 2000 and the period ended April 30, 1999 were voluntarily absorbed by Pell Rudman Trust Company, N.A. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.29%, 1.88%, 2.48% and 7.74% (annualized), respectively, and ratio of net investment loss to average net assets would have been (2.05%), (1.48%), (2.12%) and (7.12%) (annualized), respectively.

(e) Annualized

FINANCIAL HIGHLIGHTS

MID-CAP GROWTH FUND -- CLASS A, CLASS B & CLASS C
-------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    CLASS A        CLASS B        CLASS C
                                                                     PERIOD         PERIOD         PERIOD
                                                                      ENDED          ENDED          ENDED
                                                                   APRIL 30       APRIL 30       APRIL 30
-------------------------------------------------------------------------------------------------------------
                                                                       2002(a)        2002(a)        2002(a)

PER SHARE DATA
Net Asset Value--Beginning of Period                              $   11.80      $   11.80      $   11.80
=============================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                   (0.58)         (0.72)         (0.55)
Net Gains on Securities (Both Realized and Unrealized)                 3.73           3.78           3.59
=============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                       3.15           3.06           3.04
=============================================================================================================
Net Asset Value--End of Period                                    $   14.95      $   14.86      $   14.84
=============================================================================================================

TOTAL RETURN(c)                                                      26.69%(d)      25.93%(d)      25.76%(d)

RATIOS
Net Assets-- End of Period ($000 Omitted)                         $   2,627      $   1,106      $     515
Ratio of Expenses to Average Net Assets(e)(f)                         1.65%(g)       2.30%(g)       2.30%(g)
Ratio of Net Investment Loss to Average Net Assets(f)                (1.44%)(g)     (2.14%)(g)     (2.13%)(g)
Portfolio Turnover Rate                                                 23%(h)         23%(h)         23%(h)

(a) From October 2, 2001, since inception of Class, to April 30, 2002.

(b) The per share information was computed based on average shares for each class.

(c) The applicable sales charges for Class A or CDSC fees for Class B and Class C are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the period ended April 30, 2002. If such expenses had not been voluntarily absorbed for Class A, Class B and Class C, ratio of expenses to average net assets would have been 3.09% (annualized), 4.06% (annualized) and 4.45% (annualized), respectively, and ratio of net investment loss to average net assets would have been (2.88%) (annualized), (3.90%) (annualized) and (4.28%) (annualized), respectively.

(g) Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended April 30, 2002.

OTHER INFORMATION


UNAUDITED

The table below provides information about each of the Independent and Interested Directors. Their affiliations represent their principal occupations.

                        POSITION(S) HELD WITH                                          NUMBER OF
                             COMPANY, TERM OF                                           FUNDS IN                    OTHER
                            OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S)      FUND            DIRECTORSHIPS
NAME, ADDRESS AND AGE         OF TIME SERVED*                  DURING PAST FIVE YEARS*   COMPLEX         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Fred A. Deering              Vice Chairman of        Director of ING American Holdings        46
1551 Larimer Street, #1701          the Board     Company and First ING Life Insurance
Denver, Colorado                               Company of New York. Formerly, Chairman
                                               of the Executive Committee and Chairman
Age: 74                                        of the Board of Security Life of Denver
                                              Insurance Company.  Formerly, Trustee of
                                                  INVESCO Global Health Sciences Fund.

Victor L. Andrews, Ph.D.             Director    Professor Emeritus, Chairman Emeritus        46          Director of The
34 Seawatch Drive                               and Chairman and CFO of the Roundtable              Sheffield Funds, Inc.
Savannah, Georgia                              of the Department of Finance of Georgia
                                               State University; and President Andrews
Age: 71                                         Financial Associates, Inc. (consulting
                                              firm). Formerly, member of the faculties
                                               of the Harvard Business School; and the
                                                    Sloan School of Management of MIT.

Bob R. Baker                         Director  Consultant (2000 to Present). Formerly,        46
37 Castle Pines Dr. N.                           President and Chief Executive Officer
Castle Rock, Colorado                            (1988 to 2000) of AMC Cancer Research
                                                Center, Denver, Colorado (Mid-December
Age: 65                                     1988); Vice Chairman of the Board of First
                                            Columbia Financial Corporation, Englewood,
                                                   Colorado; and Chairman of the Board
                                                  and Chief Executive Officer of First
                                                       Columbia Financial Corporation.

Lawrence H. Budner                   Director              Trust Consultant. Formerly,        46
7608 Glen Albens Circle                               Senior Vice President and Senior
Dallas, Texas                                        Trust Officer of InterFirst Bank,
                                                                        Dallas, Texas.
Age: 71

James T. Bunch                       Director  Principal and Founder of Green, Manning        46
3600 Republic Plaza              (since 2000)  & Bunch Ltd., Denver, Colorado (1988 to
370 Seventeenth Street                             Present); Director and Secretary of
Denver, Colorado                             Green,  Manning & Bunch Securities, Inc.;
                                                    and Director and Vice President of
Age: 59                                             Western Golf Association and Evans
                                                Scholars Foundation. Formerly, General
                                                   Counsel and Director of Boettcher &
                                            Company Denver, Colorado; and Chairman and
                                           Managing Partner of Davis, Graham & Stubbs,
                                                                     Denver, Colorado.

OTHER INFORMATION


UNAUDITED

                        POSITION(S) HELD WITH                                          NUMBER OF
                             COMPANY, TERM OF                                           FUNDS IN                    OTHER
                            OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S)      FUND            DIRECTORSHIPS
NAME, ADDRESS AND AGE         OF TIME SERVED*                  DURING PAST FIVE YEARS*   COMPLEX         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Gerald J. Lewis                      Director Chairman of Lawsuit Resolution Services,        46      Director of General
701 "B" Street                   (since 2000) San Diego, California (1987 to Present).              Chemical Group, Inc.,
Suite 2100                                          Formerly, Associate Justice of the                       Hampdon, New
San Diego, California                                 California Court of Appeals; and                 Hampshire (1996 to
                                                         of Counsel, Latham & Watkins,              Present). Director of
Age: 68                                          San Diego, California (1987 to 1997).                       Wheelabrator
                                                                                                      Technologies, Inc.;
                                                                                                  Fisher Scientific, Inc;
                                                                                                    Henley Manufacturing,
                                                                                                     Inc.; and California
                                                                                                 Coastal Properties, Inc.

John W. McIntyre                     Director   Retired. Trustee of Gables Residential        46
Piedmont Center Suite 100                      Trust. Trustee and Chairman of the J.M.
Atlanta, Georgia                               Tull Charitable Foundation; Director of
                                                     Kaiser Foundation Health Plans of
Age: 71                                       Georgia, Inc. Formerly, Vice Chairman of
                                                the Board of Directors of The Citizens
                                                 and Southern Corporation and Chairman
                                              of the Board and Chief Executive Officer
                                                  of The Citizens and Southern Georgia
                                                      Corporation and The Citizens and
                                                     Southern National Bank. Formerly,
                                                      Trustee of INVESCO Global Health
                                               Sciences Fund and Trustee of Employee's
                                                   Retirement System of Georgia, Emory
                                                                           University.

Larry Soll, Ph. D.                   Director       Retired. Formerly, Chairman of the        46     Director of Synergen
2358 Sunshine Canyon Dr.         (since 1997)   Board  (1987 to 1994), Chief Executive                since incorporation
Boulder, Colorado                              Officer (1982 to 1989 and 1993 to 1994)                  in 1982; Director
                                              and President (1982 to 1989) of Synergen           of Isis Pharmaceuticals,
Age: 59                                            Inc.; and Trustee of INVESCO Global                               Inc.
                                                                 Health Sciences Fund.

OTHER INFORMATION


UNAUDITED

                        POSITION(S) HELD WITH                                          NUMBER OF
                             COMPANY, TERM OF                                           FUNDS IN                    OTHER
                            OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S)      FUND            DIRECTORSHIPS
NAME, ADDRESS AND AGE         OF TIME SERVED*                  DURING PAST FIVE YEARS*   COMPLEX         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS

These directors are "interested persons" of IFG as defined in the Act, and they are interested persons by virtue of the fact that he/she is an officer or director of IFG, IDI or an affiliate of IFG.

Mark H. Williamson            President(1998-         Chief Executive Officer, Managed        46          Chairman of the
4350 South Monaco Street         2001); Chief Products Division, AMVESCAP PLC (2001 to                   Board of INVESCO
Denver, Colorado            Executive Officer        Present); Chief Executive Officer                  Funds Group, Inc.
                              (1998-Present);     INVESCO Funds Group, Inc.; and Chief                        and INVESCO
Age: 50                       and Chairman of  Executive Officer INVESCO Distributors,                 Distributors, Inc.
                             the Board (since      Inc. Formerly, President of INVESCO
                                        1999)  Funds Group, Inc.; President of INVESCO
                                                   Distributors, Inc.; Chief Operating
                                                  Officer and Chairman of the Board of
                                                  INVESCO Global Health Sciences Fund;
                                               Chairman and Chief Executive Officer of
                                                NationsBanc Advisors, Inc.; and Chair-
                                                  man of NationsBanc Investments, Inc.

Raymond R. Cunningham          Vice President    President and Chief Operating Officer        46      Director of INVESCO
4350 South Monaco Street      and Director of     INVESCO Funds Group, Inc.; President                  Funds Group, Inc.
Denver, Colorado                 (since 2001)  of INVESCO Distributors, Inc. Formerly,                        and INVESCO
                                                Senior Vice President of INVESCO Funds                 Distributors, Inc.
Age: 50                                         Group, Inc.; and Senior Vice President
                                                 of GT Global - North America (1992 to
                                                                                1998).


Glen A. Payne                       Secretary   Senior Vice President, General Counsel
4350 South Monaco Street                         and Secretary of INVESCO Funds Group,
Denver, Colorado                                Inc.; Senior Vice President, Secretary
                                                  and General Counsel of INVESCO Dist-
Age: 54                                          ributors, Inc. Formerly, Secretary of
                                                  INVESCO Global Health Sciences Fund;
                                                     General Counsel of  INVESCO Trust
                                               Company (1989 to 1998); and employee of
                                                 a U.S. regulatory agency, Washington,
                                                                  D.C. (1973 to 1989).

OTHER INFORMATION


UNAUDITED

                        POSITION(S) HELD WITH                                          NUMBER OF
                             COMPANY, TERM OF                                           FUNDS IN                    OTHER
                            OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S)      FUND            DIRECTORSHIPS
NAME, ADDRESS AND AGE         OF TIME SERVED*                  DURING PAST FIVE YEARS*   COMPLEX         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

Ronald L. Grooms             Chief Accounting     Senior Vice President, and Treasurer                Director of INVESCO
4350 South Monaco Street       Officer, Chief    INVESCO Funds Group, Inc.; and Senior                  Funds Group, Inc.
Denver, Colorado            Financial Officer  Vice President and Treasurer of INVESCO                        and INVESCO
                                and Treasurer   Distributors, Inc. Formerly, Treasurer                 Distributors, Inc.
Age: 55                                         and Principal Financial and Accounting
                                                      Officer of INVESCO Global Health
                                              Sciences Fund; and Senior Vice President
                                                and Treasurer of INVESCO Trust Company
                                                                       (1988 to 1998).

William J. Galvin, Jr.    Assistant Secretary      Senior Vice President and Assistant                Director of INVESCO
4350 South Monaco Street                      Secretary INVESCO Funds Group, Inc.; and                  Funds Group, Inc.
Denver, Colorado                                   Senior Vice President and Assistant                        and INVESCO
                                                  Secretary INVESCO Distributors, Inc.                 Distributors, Inc.
Age: 45                                       Formerly, Trust Officer of INVESCO Trust
                                                               Company (1995 to 1998).

Pamela J. Piro            Assistant Treasurer   Vice President and Assistant Treasurer
4350 South Monaco Street                             of INVESCO Funds Group, Inc.; and
Denver, Colorado                                        Assistant Treasurer of INVESCO
                                                Distributors, Inc. Formerly, Assistant
Age: 41                                                 Vice President (1996 to 1997).

Tane T. Tyler             Assistant Secretary     Vice President and Assistant General
4350 South Monaco Street         (since 2002)     Counsel of INVESCO Funds Group, Inc.
Denver, Colorado

Age: 36

* Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available, without charge, upon request. To obtain a free copy of the current SAI, call 1-800-525-8085.

[INVESCO ICON] INVESCO(R)


1-800-525-8085

Personal Account Line: 1-800-424-8085
Advisor Services: 1-800-6-INVESCO
invescofunds.com

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.


AMCG 9335 5/02